SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               MARCH 24, 1998
              Date of Report (Date of earliest event reported)


                            LASER ACQUISITION CORP.
           (Exact name of Registrant as specified in its charter)


      DELAWARE                    333-29123                 65-0752460
 (State of Incorporation     (Commission File No.)        (IRS Employer
                                                        Identification No.)

                         2111 E. 37TH STREET NORTH
                           WICHITA, KANSAS 67219
        (Address of principal executive offices, including zip code)


                               (316) 832-2700
            (Registrant's telephone number, including area code)


                               CLN HOLDINGS INC.
       5900 NORTH ANDREWS AVENUE, SUITE 700, FORT LAUDERDALE, FL  33309
        (Former Name or Former Address, if Changed Since Last Report)


Item 2.     Acquisition or Disposition of Assets.

            The Coleman Company, Inc., a Delaware corporation (the "Company") and an indirect subsidiary of CLN Holdings Inc., a Delaware corporation (the "Registrant"), has completed the sale of all of the outstanding shares of capital stock of Coleman Safety & Security Products, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, to Ranco Incorporated of Delaware ("Ranco"), a Delaware corporation and a wholly-owned subsidiary of Siebe plc, an English corporation ("Siebe"), as of March 24, 1998. The sale was made pursuant to the terms of a Stock Purchase Agreement, dated as of February 18, 1998, among the Company, Ranco and Siebe, a copy of which is filed as Exhibit 2.1 and is incorporated herein by reference. The purchase price was approximately $105 million and is subject to a post-closing adjustment. A copy of the press release, dated March 25, 1998, announcing the closing of the sale is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (b)   Pro Forma Financial Information

                  The Company intends to file the pro forma financial information required by Item 7(b) no later than 60 days after April 8, 1998, the date by which this Current Report on Form 8-K must be filed.

            (c)   Exhibits

                  2.1 Stock Purchase Agreement, dated as of February 18, 1998, among the Company, Ranco and Siebe
                        (incorporated by reference to Exhibit 10.56 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 filed with the Commission on March 24, 1998)

                  10.1 License Agreement, dated as of March 24, 1998, among the Company, Ranco and Siebe

                  99.1  Text of Press Release of the Company, dated
                        March 25, 1998



                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LASER ACQUISITION CORP.


                                    By: /s/ David C. Fannin
                                        ____________________________
                                        Name:  David C. Fannin
                                        Title: Executive Vice President,
                                               General Counsel and
                                               Secretary


Date:  April 8, 1998





                               EXHIBIT INDEX

Exhibit No.     Exhibit                                            Page
-----------     -------                                            ----
   10.1         License Agreement, dated as of March 24, 1998,
                among the Company, Ranco and Siebe

   99.1         Text of Press Release of the Company, dated
                March 25, 1998